UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 30, 2019

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

TEXAS	001-32472	74-2095844
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 West Wall, Suite 800

Midland, Texas 79701

(Address of principal executive offices) (Zip Code)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                                        Results of Operations and Financial Condition.

On May 1, 2019, Dawson Geophysical Company (the “Company”) issued a press release reporting its preliminary and unaudited financial results for the quarter ended March 31, 2019, the Company’s first quarter of 2019.

The Company hereby incorporates by reference into this Item 2.02 the information set forth in such press release, a copy of which is furnished as Exhibit 99.1 to this Current Report.  Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on April 30, 2019.  The following proposals were adopted by the margins indicated:

1.                                      Proposal to elect a Board of Directors to hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

Director Name	Number of Shares
	For	Withheld	Broker Non-Votes
William J. Barrett	14,049,726	1,319,225	5,072,175
Craig W. Cooper	10,345,722	5,023,229	5,072,175
Gary M. Hoover, Ph.D.	14,068,360	1,300,591	5,072,175
Stephen C. Jumper	14,067,324	1,301,627	5,072,175
Michael L. Klofas	12,032,286	3,336,665	5,072,175
Ted R. North	14,062,071	1,306,880	5,072,175
Mark A. Vander Ploeg	12,355,654	3,013,297	5,072,175
Wayne A. Whitener	13,906,604	1,462,347	5,072,175

2.                                      Proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Number of Shares
For	18,826,166
Against	48,779
Abstain	1,566,181

3.                                      Proposal to approve, on an advisory basis, the executive compensation of the named executive officers.

Number of Shares
For	10,333,825
Against	4,004,471
Abstain	1,030,655
Broker Non-Votes	5,072,175

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press release, dated May 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: May 1, 2019	By:	/s/ James K. Brata
James K. Brata
Executive Vice President, Chief Financial Officer, Secretary and Treasurer